Exhibit (13)(B)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Steve Gruppo, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, Jeremiah Hanrahan, or Edward Hancock, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Life Insurance Company’s variable life and variable annuity contracts and operation of TIAA Separate Accounts VA-1, VLI-1, and MVA-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre-or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: April 12, 2007

/s/ Steve Gruppo
Steve Gruppo

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 12th day of April, 2007, by Steve Gruppo, who I have identified to be the person who signs herein.

/s/ Elizabeth A. Reed
NOTARY PUBLIC

My Commission Expires: May 31, 2010	SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Harry Klaristenfeld, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, Jeremiah Hanrahan, or Edward Hancock, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Life Insurance Company’s variable life and variable annuity contracts and operation of TIAA Separate Accounts VA-1, VLI-1, and MVA-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre-or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: April 16, 2007

/s/ Harry Klaristenfeld
Harry Klaristenfeld

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 16th day of April, 2007, by, Harry Klaristenfeld who I have identified to be the person who signs herein.

/s/ Edith M. Sause
NOTARY PUBLIC

My Commission Expires: November 19, 2009	SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Steve Maynard, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, Jeremiah Hanrahan, or Edward Hancock, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Life Insurance Company’s variable life and variable annuity contracts and operation of TIAA Separate Accounts VA-1, VLI-1, and MVA-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre-or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: April 10, 2007

/s/ Steve Maynard
Steve Maynard

State of North Carolina	)
	)	ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 10th day of April, 2007, by Steve Maynard, who I have identified to be the person who signs herein.

Karen A. Mann
NOTARY PUBLIC

My Commission Expires: 6/2/2011	SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Craig Nordyke, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, Jeremiah Hanrahan, or Edward Hancock, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Life Insurance Company’s variable life and variable annuity contracts and operation of TIAA Separate Accounts VA-1, VLI-1, and MVA-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre-or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: April 11, 2007

/s/ Craig K. Nordyke
Craig K. Nordyke

State of North Carolina	)
	)	ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 11th day of April, 2007, by Craig K. Nordyke, who I have identified to be the person who signs herein.

/s/ Karen A. Mann
NOTARY PUBLIC

My Commission Expires: 6/2/2011	SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Nancy Tigner, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, Jeremiah Hanrahan, or Edward Hancock, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Life Insurance Company’s variable life and variable annuity contracts and operation of TIAA Separate Accounts VA-1, VLI-1, and MVA-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre-or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: April 19, 2007

/s/ Nancy Tigner
Nancy Tigner

State of Virginia	)
	)	ss.
County of Fairfax	)

SUBSCRIBED AND SWORN to before me this 19th day of April, 2007, by Nancy Tigner, who I have identified to be the person who signs herein.

/s/ Tammi Milburn
NOTARY PUBLIC

My Commission Expires: January 31, 2009	SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Bret Benham, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, Jeremiah Hanrahan, or Edward Hancock, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Life Insurance Company’s variable life and variable annuity contracts and operation of TIAA Separate Accounts VA-1, VLI-1, and MVA-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre-or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: April 16, 2007

/s/ Bret L. Benham
Bret Benham

State of North Carolina	)
	)	ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 16 day of April, 2007, by Bret L. Benham, who I have identified to be the person who signs herein.

/s/ Karen A. Mann
NOTARY PUBLIC

My Commission Expires: 6/2/2011	SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Elizabeth D. Black, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, Jeremiah Hanrahan, or Edward Hancock, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Life Insurance Company’s variable life and variable annuity contracts and operation of TIAA Separate Accounts VA-1, VLI-1, and MVA-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre-or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: April 16, 2007

/s/ Elizabeth D. Black
Elizabeth D. Black

State of New York	)
	)	ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 17 day of April, 2007, by Elizabeth D. Black, who I have identified to be the person who signs herein.

/s/ Deloris W. Richberg
NOTARY PUBLIC

My Commission Expires: June 24, 2010	SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Monica Dodd Calhoun, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, Jeremiah Hanrahan, or Edward Hancock, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Life Insurance Company’s variable life and variable annuity contracts and operation of TIAA Separate Accounts VA-1, VLI-1, and MVA-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre-or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: April 16, 2007

/s/ Monica Dodd Calhoun
Monica Dodd Calhoun

State of Denver	)
	)	ss.
County of Denver	)

SUBSCRIBED AND SWORN to before me this 16th day of April, 2007, by Monica Dodd Calhoun, who I have identified to be the person who signs herein.

/s/ Vernita Pittman
NOTARY PUBLIC

My Commission Expires: August 29, 2008	SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Matthew Daitch, a member of the Board of Directors of TIAA-CREF Life Insurance Company, whose signature appears below, appoints George W. Madison, Jeremiah Hanrahan, or Edward Hancock, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of TIAA-CREF Life Insurance Company’s variable life and variable annuity contracts and operation of TIAA Separate Accounts VA-1, VLI-1, and MVA-1 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre-or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: April 11, 2007

/s/ Matthew Daitch
Matthew Daitch

State of North Carolina	)
	)	ss.
County of Mecklenburg	)

SUBSCRIBED AND SWORN to before me this 11th day of April, 2007, by Matthew Daitch, who I have identified to be the person who signs herein.

/s/ Nyolka Simpson
NOTARY PUBLIC

My Commission Expires: August 13, 2007	SEAL